UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 12, 2012 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

               On March 12, 2012, Pacific Gas and Electric Company (“Utility”) and PG&E Corporation agreed with the City of San Bruno, California (“City”) to resolve and settle the City’s claims arising out of the tragic September 9, 2010 pipeline accident in San Bruno (“San Bruno accident”).  Under this settlement agreement, the Utility agreed to contribute $70 million to the City for contribution to a tax-exempt, not-for-profit, public purpose entity for the benefit of the City and its residents. (The Utility will not seek to recover the contribution through insurance or customer rates.)  This $70 million contribution is guaranteed by PG&E Corporation.  This settlement is in addition to the Utility’s previous agreement that it will advance funds to, and indemnify and reimburse, the City for costs the City has incurred in connection with the San Bruno accident.  Other than these obligations and each party’s right to participate in regulatory and legislative proceedings, the City has released the Utility and PG&E Corporation from all other claims, demands or damages relating to the San Bruno accident.

At December 31, 2011, PG&E Corporation and the Utility’s financial statements reflected a cumulative charge of $375 million ($155 million in 2011 and $220 million in 2010) for third-party claims related to the San Bruno accident and estimated that it was reasonably possible that additional losses of $225 million could be incurred, for a total possible loss of $600 million. PG&E Corporation and the Utility will consider the settlement agreement and other relevant developments when reassessing the estimated range of third-party liability relating to the San Bruno accident in connection with the preparation of their financial statements for the quarter ending March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: March 12, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: March 12, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary